 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ____________________

FORM 8-K
  ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2019

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-279552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
  ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2019, MiMedx Group, Inc. (the “Company”) entered into a Separation and Transition Services Agreement (the “Agreement”) with Edward J. Borkowski. Pursuant to the Agreement, Mr. Borkowski resigned, as of November 15, 2019 (the “Effective Date”), as Executive Vice President and Interim Chief Financial Officer of the Company, as well as from any and all officer, director or other positions that he held with the Company and its affiliates. Commencing on the Effective Date until the earlier of the first business day immediately following the date on which the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”) with the Securities and Exchange Commission (the “SEC”) or December 31, 2019 (the “Transition Period”), Mr. Borkowski will perform the duties of the Interim Chief Financial Officer with respect to filing the 2018 Form 10-K and assist with the transition of his duties as described in the Agreement. Additionally, commencing on the date the Transition Period ends and until March 31, 2020, Mr. Borkowski will provide services as may be requested by the Company with respect to matters related to the 2018 Form 10-K and the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

The Agreement provides that the Company will pay Mr. Borkowski a special payment in installments as follows: (i) $1,700,000 to be paid within seven business days following the Effective Date; (ii) $1,750,000 to be paid within seven business days following the filing of the 2018 Form 10-K with the SEC; and (iii) after March 31, 2020, $500,000 to be paid within seven business days following the execution and delivery of a supplemental release by Mr. Borkowski.

Commencing on the Effective Date, Mr. Borkowski will not be eligible to participate in any of the Company’s benefit plans or perquisites. Under the Agreement, Mr. Borkowski acknowledges and agrees that 33,333 shares of the Company’s common stock held by him vested in full, that he is not entitled to any further Company equity awards, and that any and all unvested portions of any other outstanding equity awards held by him are cancelled and forfeited as of the Effective Date.

The Agreement also includes terms and conditions governing the Company’s and Mr. Borkowski’s general release of claims and other customary provisions.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

10.1	Separation and Transition Services Agreement, dated as of November 15, 2019, between MiMedx Group, Inc. and Edward J. Borkowski.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: November 21, 2019	By:	/s/ Timothy R. Wright
Chief Executive Officer